ESCROW AGREEMENT

                                      AMONG

                  THE ENTITIES DESCRIBED ON ATTACHED EXHIBIT A,

                     LYRIC HEALTH CARE HOLDINGS III, INC.,

                             MONARCH PROPERTIES, LP

                                       AND

                             FIDELITY NATIONAL TITLE
                          INSURANCE COMPANY OF NEW YORK

                            DATED AS OF JUNE 23, 1998



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                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") is executed and delivered as of the 23rd day of June, 1998 (the "Effective Date") among the entities described on attached EXHIBIT A (each a "Seller" and, collectively, "Sellers"), LYRIC
HEALTH CARE HOLDINGS III, INC., a Delaware corporation ("Lyric Holdings"), MONARCH PROPERTIES, LP, a Delaware limited partnership ("Purchaser") and FIDELITY NATIONAL TITLE INSURANCE COMPANY OF NEW YORK ("Escrow Agent").

     The circumstances underlying the execution and delivery of this Agreement are as follows:

     A. Concurrently herewith, Purchaser has purchased from Sellers and leased to Lyric Holdings various health care facilities ("Facilities") pursuant to a Master Lease of even date herewith ("Master Lease"). Lyric Holdings has concurrently subleased the Facilities to Sellers pursuant to various Facility Subleases of even date herewith.

     B. A condition of Purchaser's acquisition of the Facilities is the agreement of Sellers and Lyric Holdings to complete certain repairs and improvements to the Facilities after the closing, and the payment to Escrow Agent by Sellers of a portion of the Purchase Price to be held by Escrow Agent and paid to Lyric Holdings or other payees designated by Lyric Holdings upon completion of such repairs and improvements or paid to Purchaser in the event of the failure of Sellers and Lyric Holdings to complete such repairs and improvements, all in accordance with the terms and conditions set forth below.

     C. Capitalized words not defined herein shall have the definitions given them in the Master Lease.

     NOW, THEREFORE, Sellers, Lyric Holdings and Purchaser agree as follows:

     1. ESCROW DEPOSIT. Escrow Agent acknowledges the receipt of [Insert Amount] ($__________) and agrees to hold and deliver such sum according to the terms and conditions hereinafter set forth.

     2. CAPITAL EXPENDITURES. Sellers and Lyric Holdings jointly and severally agree that, within three hundred and sixty-five (365) days from the date of this Agreement, they will complete the capital repair and improvement activities described under the heading "Action Required" and set forth opposite the name of the applicable Facility on attached EXHIBIT B.


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     3.  INSPECTION  BY  PURCHASER.  Sellers and Lyric  Holdings  shall (i) give
Purchaser at least ten (10) Business Days' prior written notice of any request for a disbursement of escrowed funds, which notice shall include a copy of the certificate to be delivered to Escrow Agent as required by Section 4 hereof with respect to such disbursement, and (b) give Purchaser's representative or representatives access to the Leased Property at reasonable times, upon one business day's prior notice, for the purpose of inspecting the capital repair and improvement work.

     4. REQUESTS FOR DISBURSEMENT OF ESCROWED FUNDS. Lyric Holdings shall present each request for disbursement of escrowed funds to Purchaser in writing for its approval, which shall not unreasonably be withheld or delayed. Each request shall meet the requirements of Paragraph 5, below.

     5. DISBURSEMENT OF ESCROWED FUNDS. Within two (2) Business Days following receipt of Lyric Holdings' written request, Escrow Agent shall disburse to Lyric Holdings or to such payees as may be designated by Lyric Holdings in its request for disbursement, out of the funds held in escrow, the out-of-pocket costs and expenses incurred by Lyric Holdings or any one or more of the Sellers in connection with the performance by it of its obligations under Paragraph 2 (the "Capital Expenditures"), upon presentation of a request for disbursement, provided:

          (A) No more than one (1) request for disbursement is submitted in any calendar month;

          (B) The total monthly request for disbursement is not less than [Fifty Thousand Dollars ($50,000)], except for the final request for disbursement which shall be in the amount of the undisbursed balance of escrowed funds, and the requested disbursement per-payee is not less than [Ten Thousand Dollars ($10,000)];

          (C)  The request for disbursement is accompanied by:

               (i) a certificate of Lyric Holdings, executed by an officer of Lyric Holdings, certifying that a portion of the work set forth on EXHIBIT B hereto has been completed, describing such portion of the work in detail, and stating that the disbursement is sought for costs and expenses incurred in completing such work;

               (ii) either  (x)  evidence  of  the  written   approval  of  such
                    disbursement by Purchaser or (y), if Escrow Agent has not received a Notice from Purchaser disapproving the proposed disbursement, a statement of Lyric Holdings in the certificate described in


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                    subsection  (i)  above,  to the  effect  that  notice of the
                    request   for   disbursement,   including  a  copy  of  such
                    certificate, was sent to Purchaser at least ten (10) Business Days prior to the submission of the request.

          (D) Overhead incurred by Lyric Holdings or any Affiliate of Lyric Holdings shall not be deemed to be a cost or expense incurred by Lyric Holdings or any one or more of the Sellers in connection with the performance by it of its obligations under Paragraph 2.

     6. INVESTMENT OF ESCROWED FUNDS. Escrow Agent shall invest the funds held in escrow by it in a separate money market account at Chase Manhattan Bank. Interest earned on such funds shall belong to Lyric Holdings and be paid to Lyric Holdings in accordance with its instructions to Escrow Agent. Lyric Holdings Federal Tax Identification Number is [Insert].

     7. DISPUTES. In the event of any dispute between the parties hereto as to the disposition of any funds held in escrow that is not resolved within ninety
(90) days after notice to the parties from Escrow Agent, Escrow Agent is hereby authorized to deposit such funds with any court of competent jurisdiction and commence an interpleader action naming the other parties hereto as defendants with respect thereto, and upon such deposit Escrow Agent shall be relieved of any further liability hereunder.

     8. LIMITATION OF LIABILITY OF ESCROW AGENT. Escrow Agent shall have no liability hereunder, except for damages, if any, resulting from Escrow Agent's negligence or willful misconduct; it being understood that by its acceptance of this escrow agency, Escrow Agent is acting in the capacity of a depositary and is not as such responsible or liable for the sufficiency, correctness, genuineness and/or receipt of instruments, documents or notices deposited and/or received under this Escrow Agreement. Upon notice to the other parties hereto, Escrow Agent shall reimburse itself for any reasonable expenses from the Escrow Account, including attorneys fees, which Escrow Agent may incur as a result of any legal proceedings affecting this Escrow Agreement and/or the Escrow Agent's duties as depository hereunder.

     9. FAILURE TO COMPLETE WORK. In the event the work described on EXHIBIT B has not been completed on or before the date specified in Section 2 hereof, Purchaser may give Lyric Holdings, Sellers and Escrow Agent written notice of such failure, and in the event such work is not completed within twenty (20) Business Days after such notice, Purchaser (a) shall have the right to cause its employees, agents and contractors to enter upon the Leased Property and complete such work at the expense of Lyric Holdings, and to demand and receive any funds then remaining in escrow to be applied towards reimbursement or payment for such expense, or (b) to declare such failure to be an Event of Default under the Master Lease,


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entitling  Purchaser  to the  remedies  provided in the Master Lease and by law, including, among such remedies, the right to demand and receive any then undisbursed funds in escrow.

     10. NOTICES. Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, by overnight delivery or hand delivery to the following address:

                  To Sellers and Lyric Holdings:

                                      Lyric Health Care LLC
                                      10065 Red Run Boulevard
                                      Owings Mills, Maryland  21117
                                      Attn:  Daniel J. Booth and
                                      Marshall A. Elkins, Esq.
                                      Telephone No.:  410/998-8768
                                      Facsimile No.:  410/998-8695

                  To Purchaser:       Monarch Properties, LP
                                      8889 Pelican Bay Boulevard
                                      Naples, Florida  34103
                                      Attn: John B. Poole
                                      Telephone No.: 941/598-5605
                                      Facsimile No.: 941/566-6082

                  With copy to        LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                  (which shall not    125 West 55th Street
                  constitute notice): New York, New York 10019-5389
                                      Attn:  John R. Fallon, Jr.
                                      Telephone No.: 212/424-8279
                                      Facsimile No.: 212/424-8500

                  To Escrow Agent:    Fidelity National Title Insurance Company
                                       of New York
                                      2 Park Avenue
                                      New York, New York 10016
                                      Attn:  Robert Calamari
                                      Telephone No.: 212/481-5858
                                      Facsimile No.: 212/481-8747

     Notices shall be deemed given upon actual receipt.


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     11. CHOICE OF LAW; SEVERABILITY.  This Agreement shall be construed in each and every respect in accordance with the laws of the State of New York. If any provision in this Agreement is in conflict with such laws, or is otherwise unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such conflict or unenforceability, and it shall be severed from and shall not invalidate any other provision of this Agreement


                             SIGNATURE PAGES FOLLOW






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     IN WITNESS WHEREOF,  the parties hereby execute this Escrow Agreement as of the day and year first set forth therein.

                                    SELLERS:

                                    [INSERT EACH SELLER]

                                    By:
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                    Title:   Senior Vice President

                                    LYRIC:

                                    LYRIC HEALTH CARE LLC
                                    By:      Integrated Health Services, Inc.
                                    Its:     Managing Director

                                    By:
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                    Title:   Senior Vice President

                                    LYRIC HOLDINGS:

                                    LYRIC HEALTH CARE HOLDINGS III, INC.

                                    By:
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                    Title:   Senior Vice President


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                                    PURCHASER:

                                    MONARCH PROPERTIES, LP

                                    By:      MP Operating, Inc.
                                    Its:     General Partner

                                    By:
                                       -----------------------------------------
                                    Name: John B. Poole
                                    Title: President and Chief Executive
                                           Officer

                                    ESCROW AGENT:

                                    FIDELITY NATIONAL TITLE INSURANCE
                                    COMPANY OF NEW YORK

                                    By:
                                       -----------------------------------------
                                       Name: Robert Calamari
                                       Title:   Senior Vice President





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